SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2004

Piedmont Natural Gas Company, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 364-3120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communciations pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On August 27, 2004, Piedmont Natural Gas issued a Press Release to report financial results for the third quarter ended July 31, 2004. A copy of the Press Release is attached as an exhibit to this Form 8-K.

Item 8.01. Other Events.

On August 27, 2004, Piedmont Natural Gas issued a Press Release to announce its intent to form a charitable foundation. A copy of the Press Release is attached as an exhibit to this Form 8-K.

The Press Release noted in Item 2.02 above also included the following information:

•	Declaration of a 2-for-1 stock split in the form of a 100% stock dividend to shareholders of record at the close of business on October 11, 2004. The stock split is subject to regulatory approval by the North Carolina Utilities Commission.

•	Declaration of a cash divided on common stock of $.43 per share on a pre-split basis payable October 15, 2004, to shareholders of record on September 24, 2004.

•	Reaffirmation of fiscal year 2004 earnings guidance in the range of $2.35 to $2.45 per diluted share on a pre-split basis, with management direction towards the upper end of the range. Earnings guidance on a post-split basis is $1.18 to $1.23 per diluted share. The earnings guidance excludes non-recurring items related to the sale of propane interests and the resolution of certain disproportionate sharing issues related to the SouthStar venture which were reported in the first quarter.

•	Initiation of fiscal year 2005 earnings guidance from continuing operations in the range of $2.45 to $2.60 per diluted share on a pre-split basis, or $1.23 to $1.30 per diluted share on a post-split basis.

On August 27, 2004, Piedmont Natural Gas issued a Press Release to report the following organizational changes:

•	June B. Moore, formerly Vice President — Information Services, has been named to the newly created position of Vice President — Customer Service.

•	A. Leslie Ennis, formerly Director — Business Information Solutions, has been elected to the position of Vice President — Information Services to replace Ms. Moore.

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•	David L. Trusty, formerly Vice President — Marketing, has been named Vice President — Corporate Communications to replace Stephen D. Conner who is retiring.

•	Ranelle Q. Warfield, Vice President — Sales, will assume the additional responsibilities for marketing as Vice President — Sales and Marketing.

A copy of the Press Release is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)    Exhibits

99.1	Press Release — Piedmont Natural Gas Announces Third Quarter Results, Stock Split, Regular Dividend, Reaffirms 2004 Guidance and Initiates 2005 Guidance

99.2	Press Release — Piedmont Natural Gas Announces Intent to Form Charitable Foundation

99.3	Press Release — Piedmont Natural Gas Announces Organizational Changes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc. (Registrant)

Date August 27, 2004

/s/ Barry L. Guy Barry L. Guy Vice President and Controller (Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release — Piedmont Natural Gas Announces Third Quarter Results, Stock Split, Regular Dividend, Reaffirms 2004 Guidance and Initiates 2005 Guidance

99.2	Press Release — Piedmont Natural Gas Announces Intent to Form Charitable Foundation

99.3	Press Release — Piedmont Natural Gas Announces Organizational Changes